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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated January 24, 1997 included in the Applied Voice Technology, Inc. Annual Report on Form 10-K for the year ended December 31, 1996, and to all references to our Firm included in this registration statement.


                              ARTHUR ANDERSEN LLP

Seattle, Washington
December 12, 1997